SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Slade's Ferry Bancorp
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------

                            Slade's Ferry Bancorp

                                  Notice Of

                       Annual Meeting of Stockholders

                                     And

                               Proxy Statement




                                    Date:
                            Monday, April 8, 2002

                                    Time:
                                  7:30 P.M.

                                   Place:
                          Venus de Milo Restaurant
                            75 Grand Army Highway
                              Swansea, MA 02777

---------------------------------------------------------------------------
                         YOUR VOTE IS VERY IMPORTANT

You are urged to exercise your right by indicating your choices on the enclosed proxy card. Please date, sign, and promptly return your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.

---------------------------------------------------------------------------
                                                              March 7, 2002



Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, April 08, 2002 at 7:30 p.m. at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, 02777.

      At the Annual Meeting we will review the activities of the past year and you will be asked to vote upon (1) the election of five Class One Directors of the Corporation to serve for a three-year term, and (2) the election of a Clerk/Secretary of the Corporation.

      It is very important that your shares be represented, whether or not you are able to attend. You are urged to read the enclosed Proxy Statement and the accompanying materials. Please sign and return the enclosed proxy in the postage-paid envelope provided at your earliest convenience, regardless of the number of shares you own. If you attend the Annual Meeting and wish to vote in person, you may withdraw the Proxy upon oral request.

      Your Board of Directors recommends that you vote FOR the election of Donald T. Corrigan, Lawrence J. Oliveira DDS, Peter Paskowski, Kenneth R. Rezendes Sr., and Charles Veloza as Class One Directors for a term of three years, and FOR the election of Peter G. Collias as Clerk/Secretary.

      Your Board of Directors has fixed the close of business on February 22, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      We look forward to seeing as many stockholders as possible at this meeting.


                                       Sincerely,



                                       Donald T. Corrigan
                                       Chairman of the Board


SLADE'S FERRY BANCORP, 100 Slade's Ferry Avenue, Somerset, Massachusetts 02726
     TEL (508)675-2121  ***  FAX (508)675-1751  ***  www.sladesferry.com

                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of common stock of Slade's Ferry Bancorp

      NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Slade's Ferry Bancorp will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 8, 2002 at 7:30 p.m. local time (the "Meeting") for the following purposes, all as set forth in the attached Proxy Statement.

      1. To elect five Class One Directors, each to hold office until the 2005 Annual Meeting of the Stockholders of Slade's Ferry Bancorp or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      2. To elect a Clerk/Secretary of the Corporation to hold office until the next Annual Meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3. To consider and act with discretionary authority upon such business matters or proposals as may properly come before the Meeting and any adjournments thereof.

      Your Board of Directors has fixed the close of business on February 22, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      Your attention is called to the accompanying Proxy Statement.

                                       By Order of the Board of Directors,


                                       Peter G. Collias, Clerk/Secretary

Somerset, Massachusetts
March 7, 2002

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE MAILED PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS
                                April 8, 2002

      Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders of Slade's Ferry Bancorp to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 8, 2002 at 7:30 p.m. local time. Also enclosed is a form of proxy for the Meeting and any adjournment hereof. This Proxy Statement and the enclosed form are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation and are first being sent to stockholders on or about March 8, 2002. The enclosed proxy is for the use of holders of the Corporation's common stock, $.01 par value per share (the "common stock"), of record at the close of business on February 22, 2002. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by proxy.

      The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the Corporation who will not be additionally compensated therefor. All the costs incurred in connection with the solicitation of proxies will be paid by the Corporation.

Date, Time and Place of Annual Meeting
--------------------------------------
      The Annual Meeting of Stockholders will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 8, 2002 at 7:30 p.m. local time.

Purpose of the Annual Meeting
-----------------------------
      The purpose of the Meeting is: (1) the election of five Class One Directors of the Corporation to serve for a three-year term, (2) the election of a Clerk/Secretary of the Corporation, and to consider and act with discretionary authority upon such other business matters or proposals as may properly come before the Meeting and any adjournments thereof.

Stockholders Entitled to Vote; Outstanding Shares
-------------------------------------------------
      The Board of Directors has fixed the close of business on February 22, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof. Only holders of record of the Corporation's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. However, the legal representative of a deceased stockholder is entitled to vote the shares owned of record by such deceased stockholder.

      At the close of business on the Record Date, there were 3,883,643.200 shares of the Corporation's common stock issued and outstanding. Each stockholder is entitled to one vote for each share owned and a proportionate vote for a fractional share. As of such date, there were approximately 1,420 stockholders of record of the Corporation's common stock.

                          PROPOSALS OF STOCKHOLDERS

      Any proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Corporation at its principal executive offices not later than November 18, 2002 for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Any stockholder submitting such a proposal must be the record or beneficial owner of at least $2,000 in market value of the Corporation's common stock, have held such stock for at least one year and continue to own such stock through the date on which the stockholders meeting is held. A stockholder may submit no more than one proposal and an accompanying statement of not more than 500 words for inclusion in the Corporation's proxy materials. The Corporation assumes no responsibility for such a proposal or the accompanying statement and may include an opposition statement in the proxy statement if it so chooses. The Corporation may omit proposals and any supportive statement under certain circumstances set forth in SEC Rule 14a-8.

                              VOTING PROCEDURE

      If you sign, date and return the enclosed proxy in time for the Meeting, your shares will be voted (unless you otherwise instruct) on all matters that may properly come before it. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted with regard to each of the proposals. Your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election as Directors of the nominees named herein, and FOR the election as Clerk/Secretary of the nominee named herein.

      Your proxy may be revoked at any time before it is exercised. Any stockholder attending the Meeting may vote in person even though he/she may have previously filed a proxy. Your proxy may be revoked by written notice to the Corporation prior to the Meeting or at the Meeting in person prior to a vote.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Meeting. A quorum being present, the affirmative vote of a majority of the shares present and voting, in person or by proxy, is necessary to approve the election of the class of Directors to be elected, and the election of a Clerk/Secretary of the Corporation. Abstentions are treated as negative votes for purposes of determining whether a majority vote has been received. Broker nonvotes are not considered to be represented by proxy and are not taken into account.

      As of February 22, 2002, the Directors and Executive Officers of the Corporation beneficially owned in the aggregate 723,716.082 (18.64%) of the issued and outstanding shares of the Corporation's common stock which may be voted at the Meeting.

                                PROPOSAL ONE

                       ELECTION OF CLASS ONE DIRECTORS

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. All of the Directors must own a certain minimum value of the Corporation's stock. The Corporation's Directors are divided into three approximately equal classes which serve staggered three-year terms such that only one class (approximately one-third of the Directors) is elected each year.

      At the Meeting, stockholders of the Corporation are being asked to elect five Class One Directors of the Corporation to serve until the year 2005 Annual Meeting of Stockholders and until their successors are elected or qualified.

      The names of the nominees for Class One Directors and certain information concerning them are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. The table lists the name of each nominee, his age, period of service as a director of the Corporation (and Slade's Ferry Bank), positions with the Corporation (and Slade's Ferry Bank), principal occupation and other directorships held.


                                   Positions              Director
                                 With Bancorp            of Bancorp
Name                               and Bank            and Bank Since     Occupation
----                             ------------          --------------     ----------

Donald T. Corrigan           Chairman of the Board       01/22/1959       Retired; Chairman of
95 Captains Way              for the Bank and the                         the Board for the Bank
Somerset, MA 02776           Corporation                                  and the Corporation
Age  71

Lawrence J. Oliveira DDS     Director                    10/14/1997       Orthodontist
20 Holly Lane
Mattapoisett, MA 02739
Age  56

Peter Paskowski              Director                    02/08/1971       Retired; former President
409 Mount Hope Road                                                       of the Bank
Somerset, MA 02726
Age  78

Kenneth R. Rezendes Sr       President and Chief         02/13/1978       President and Chief
3 Sammy's Lane               Executive Officer of                         Executive Officer of
Assonet, MA 02702            the Corporation                              the Corporation; President
Age  68                                                                   K.R. Rezendes, Inc.





                                   Positions              Director
                                 With Bancorp            of Bancorp
Name                               and Bank            and Bank Since     Occupation
----                             ------------          --------------     ----------

Charles Veloza               Director                    09/10/1979       Retired; Former
100 Plymouth Blvd                                                         President of Charlie's
Westport, MA 02790                                                        Oil Co.
Age  76

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of the five nominees as Directors of the Corporation.

      The other current members of the Board of Directors, together with their class and the year in which their term expires, who are not up for re-election at this meeting, are as follows:


                              2003 - CLASS TWO

Thomas B. Almy        Peter G. Collias          Melvyn A. Holland         Shaun O'Hearn Sr.        William J. Sullivan
958 Regan Road        254 French Street         16 Hidden Bay Drive       1567 Gardners Neck Rd    388 New Boston Road
Somerset, MA 02726    Fall River, MA 02720      So Dartmouth, MA 02748    Swansea, MA 02777        Fall River, MA 02720


                             2004 - CLASS THREE

James D. Carey        William Q. MacLean Jr.    Francis A. Macomber       Majed Mouded, MD         David F. Westgate
311 Pearse Road       34 John Street            27 Cypress Road           111 Pontiac Road         47 Water Street
Swansea, MA 02777     Newport, RI 02840         Somerset, MA 02726        Somerset, MA 02726       Mattapoisett, MA 02739

         2001 MEETINGS AND STANDARD FEE ARRANGEMENTS OF THE BOARD OF
                    DIRECTORS AND COMMITTEES OF THE BOARD

      A regular meeting of the Board of Directors of the Bank is held each month, Bancorp directors meetings are held quarterly and, when necessary, special directors meetings are held. During 2001, the Board of Directors of the Bank held twelve regular monthly meetings, three special meetings and there were four quarterly Bancorp meetings. In addition to membership on the Board, members may also serve on one or more standing committees or subcommittees. The standing committees of the Company consist of the Executive Committee, Audit Committee, and Compensation Committee. The Executive Committee met twenty-seven times, and generally acts on most matters between meetings of the regular board. Its members are Donald T. Corrigan, Chairman; Thomas B. Almy, James D. Carey, William Q. MacLean Jr., Francis A. Macomber, Peter Paskowski, Kenneth R. Rezendes, and William J. Sullivan. In the event of extended absences occurring on the Executive Committee, other director(s) serve as temporary replacement(s).

      The Audit Committee is responsible for matters relating to accounting policies, financial reporting, and internal control. It recommends the selection of independent auditors, reviews the Audit Plan and results of the independent audit, and reviews the audit function practices and findings of the Internal Audit Department. The Audit Committee held four meetings during the past year. Its members are Peter G. Collias, Chairman, Melvyn A. Holland, Peter Paskowski, and Charles Veloza.

      The Compensation Committee reviews the compensation and benefits of the executives and officers of the Corporation and the Bank and sets salaries and bonuses subject to the approval of the Board of Directors.
The Compensation Committee held three meetings during the past year. Committee members are Kenneth R. Rezendes, Chairman; James D. Carey, Donald
T. Corrigan, Francis A. Macomber, William J. Sullivan and David F. Westgate. Mr. Carey is excluded from any discussions or decisions regarding Mr. Carey's compensation.

      The subcommittees consist of the Community Reinvestment Act (CRA) Committee, Budget Committee, Building Committee, Strategic Planning Committee, Marketing Committee, Insurance Committee and the Investment Committee. The Corporation does not have a Nominating Committee.

      The overall attendance at the regular meetings and special meetings was 87%. All of the Directors attended at least 80% of the total meetings of the Board of Directors and their assigned committees except for Mr. Holland who attended 74%.

                              FEE ARRANGEMENTS

      Directors are paid $350.00 for each Bank Board of Directors meeting attended and $300.00 for each Bancorp meeting attended. In addition, Executive Committee members are paid $350.00 for each Executive Committee meeting attended, and the Executive Committee Clerk is paid an annual fee of $2,000.00. The Chairman of the Board is paid $1,000.00 and the President of the Bancorp is paid $2,000.00 for holding such positions. The Corporate Secretary of the Bank is paid an annual fee of $2,000.00, with an additional fee of $500.00 for serving as Corporate Secretary for the Bancorp. Members of all other committees receive $250.00 per meeting attended, $300.00 for serving on such committees, and the chairman of each committee receives $500.00 for chairing such committees.

      Each non-employee director receives an automatic grant each year of an option for 2,000 shares of the Company's common stock under the Automatic Grant Program of the Company's 1996 Stock Option Plan, (the "Plan"). Options granted under the Automatic Grant Program are subject to the terms and conditions of the Plan and are exercisable immediately at a price per share equal to the market price on the date of grant.

      Through the purchase of $1.6 Million of directors paid-up life insurance policies in 1999, each insurable member of the Board of Directors is provided a death benefit of $100,000 providing the member has served 10 years or more on the board, and $50,000 to members that have less than 10 years of service. The policy also provides a retirement benefit to members of the Board for each year following the director's retirement.

      In addition, the Company, through its participation in the Employee Group Term Life Insurance program, provides a death benefit of $50,000 life insurance to each non-employee director up to age 65, then decreasing each year thereafter to a base of $10,000 at age 75.

      In 1999, the directors, officers and certain employees each received one (1) share of Slade's Ferry Preferred Capital Corporation (SFPCC) 8% Cumulative Preferred Stock, stated value of $500 per share.

                     AUDIT COMMITTEE CHARTER AND REPORT

Audit Committee Charter
-----------------------

      The Audit Committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Charter sets out the responsibilities, authority, and duties of the Audit Committee. The Charter specifies, among other things, the structure, membership requirements, and the relationship of the Audit Committee to the independent auditors and internal auditor.

Report of Audit Committee
-------------------------

      The Audit Committee's responsibilities include the oversight of the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including systems of internal controls, and compliance with laws and regulations.

      In fulfilling its oversight responsibilities, the Committee reviewed with management and the independent auditors the audited financial statements in the Annual Report. The independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, reviewed with the Committee their judgments as to the quality, not just acceptability, of the Company's accounting principles and such other matters that are required to be discussed with the Committee under generally accepted auditing standards.

      In addition, the Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The independent auditors also provided to the Committee the written disclosures required by the Independence Standards Board, and the Committee discussed with the independent accountants that firm's independence.

      Based on the Committee's review and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year end December 31, 2001.

      The Committee and the Board have also recommended, subject to shareholder approval, the selection of Shatswell MacLeod & Company, P.C. to be the Company's independent auditors for year end 2002.

                             Audit Committee:
                             Peter G. Collias, Chairman
                             Melvyn A. Holland
                             Peter Paskowski
                             Charles Veloza
                             Cecelia Machado, Internal Bank Auditor

                             HONORARY DIRECTORS

      In addition to the Board of Directors, the Corporation also has Honorary Directors. To serve as an Honorary Director, a person must be a former director. Honorary Director Bernard T. Shuman was deceased on October 22, 2001. Currently, no individual serves as Honorary Director.

                                PROPOSAL TWO
                         ELECTION OF CLERK/SECRETARY

      The Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the next Annual Meeting of Stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of Attorney Peter G. Collias as Clerk/Secretary of the Corporation.

                      DIRECTORS AND EXECUTIVE OFFICERS

      The Corporation, as the holding company for Slade's Ferry Bank, has the same Board of Directors as the Bank and its executive officers are some of the same executive officers employed by the Bank. The following table sets forth certain information about the directors and executive officers of the Corporation and the Bank.


                                                Bank and
                                   Director    Corporation
                                   of Bank        Term        Position or Office with
Name                        Age     Since        Expires      the Bank and the Corporation
----                        ---    --------    -----------    ----------------------------

Thomas B. Almy              67       1964         2003

James D. Carey              59       1988         2004        President and Chief Executive Officer of
                                                              Bank; Executive Vice President of
                                                              Corporation





                                                Bank and
                                   Director    Corporation
                                   of Bank        Term        Position or Office with
Name                        Age     Since        Expires      the Bank and the Corporation
----                        ---    --------    -----------    ----------------------------

Peter G. Collias            70       1973         2003        Secretary and Clerk of Bank and of
                                                              Corporation

Donald T. Corrigan          71       1959         2002        Retired; Chairman of the Board of the
                                                              Bank and of Corporation

Melvyn A. Holland           64       1997         2003

William Q. MacLean Jr.      67       1997         2004

Francis A. Macomber         72       1980         2004

Majed Mouded, MD            60       1993         2004

Shaun O'Hearn Sr.           56       1997         2003

Lawrence J. Oliveira, DDS   56       1997         2002

Peter Paskowski             78       1971         2002        Retired; former President and Executive
                                                              Vice President Bank

Kenneth R. Rezendes         68       1978         2002        President and Chief Executive Officer
                                                              of Corporation

William J. Sullivan         62       1985         2003

Charles Veloza              76       1979         2002

David F. Westgate           61       1997         2004

Edward Bernardo Jr.         51       ----         ----        Vice President and Treasurer of Bank;
                                                              Treasurer of the Corporation

Susan R. Hajder             54       ----         ----        Senior Vice President and Operations
                                                              Officer of Bank

Charlene J. Jarest          51       ----         ----        Senior Vice President/Corporate
                                                              Services of Bank

Carol A. Martin             56       ----         ----        Senior Vice President/Branch
                                                              Administrator of Bank

Manuel J. Tavares           54       ----         ----        Senior Vice President and Senior Lending
                                                              Officer of Bank

      The following is a description of the business experience during the last 5 years of the Directors and Executive Officers:

Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts since 1963.

James D. Carey: President and Chief Operating Officer of the Bank since July 1, 1988, and Chief Executive Officer of the Bank since January 1, 1996, Treasurer of the Corporation from its inception to March 12, 1996, and Executive Vice President of the Corporation since March 12, 1996. Mr. Carey was Executive Vice President of the Bank from May 1, 1988 to June 30, 1988 and Senior Vice President and Chief Financial Officer of First Cheshire National Bank of Keene, New Hampshire from September, 1986 to May, 1988.

Peter G. Collias: Attorney with law firm of Peter G. Collias since 1992; attorney with law firm of McGuire, Collias and Horvitz, Inc. of Fall River, Massachusetts since prior to 1992.

Donald T. Corrigan: Chairman of the Board of Directors of the Bank since 1984 and of the Corporation since March 12, 1996, Chief Executive Officer of the Bank from 1969 to his retirement December 31, 1995, President of the Corporation from its inception in 1989 until March 12, 1996, and President of the Bank from 1969 to 1984. Retired Rear Admiral U.S. Navy Reserve; Incorporator U.S.S. Massachusetts Memorial; Associate Charlton Memorial Hospital; member of Board of Directors of St. Anne's Hospital of Fall River; member of Economic Development Committee of the Town of Somerset, and Managing Partner of Narry Boats LLC of Bristol, RI.

Melvyn A. Holland: Managing Partner at Rosenfield, Holland, Raymon & Pielech PC, Certified Public Accountants of New Bedford, Massachusetts, since prior to 1994.

William Q. MacLean Jr: Account Executive of Sylvia Group in New Bedford, Massachusetts since prior to 1994. President/Founder of MacLean
Consulting, Inc., a general business consulting company in Boston, Massachusetts. Director of the former National Bank of Fairhaven and Fairbank, Inc. from 1984 to 1993.

Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts since prior to 1994.

Majed Mouded: Physician and endocrinologist, Chief of Medicine at St. Anne's Hospital in Fall River, Massachusetts from 1995-1996, on active staff since prior to 1994.

Shaun O'Hearn Sr.: President of Bolger & O'Hearn, Inc., a color and chemicals company in Fall River, Massachusetts, since prior to 1994.

Lawrence J. Oliveira, DDS: Orthodontist from New Bedford and Mattapoisett, Massachusetts since prior to 1994. Incorporator, Trustee and Director respectively of the former New Bedford Institution for Savings from 1975 to 1993, serving as Director from 1983 to 1993.

Peter Paskowski: President of the Bank from January 1, 1988 until his retirement on June 30, 1988 and Executive Vice President of the Bank from 1984 to 1987.

Kenneth R. Rezendes: Chairman of K. R. Rezendes, Inc., a heavy construction firm, since 1967. President of K. R. Rezendes, Inc. from 1965 to 1997. President of K. R. Management Corp., President and Chief Executive Officer of the Corporation since March 12, 1996.

William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts since prior to 1994.

Charles Veloza: Past President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts since prior to 1994.

David F. Westgate: President of Quequechan Management Corp., a management consulting firm in Fall River, Massachusetts since prior to 1994. Senior Vice President/Senior Lending Officer of the former Bank of New England South from 1978 to 1990.

Edward Bernardo, Jr.: Treasurer of the Bank and Corporation since April 2000, Vice President of the Bank since 1996. Employed by Bank since 1996 through acquisition of National Bank of Fairhaven where Mr. Bernardo served as Vice President and Chief Financial Officer since 1986.

Susan R. Hajder: Senior Vice President of the Bank since 1990 and Operations Officer of the Bank since 1986. Employed by Bank since 1973.

Charlene J. Jarest: Senior Vice President/Corporate Services of the Bank since March, 2001; Vice President/Corporate Services of the Bank since 1993. Employed by the Bank since 1991.

Carol A. Martin: Senior Vice President of the Bank since 1996 and Branch Administrator of the Bank since 1989. Employed by the Bank since 1963.

Manuel J. Tavares: Senior Vice President and Senior Lending Officer of the Bank since 1989. Employed by Bank since 1987.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of the Corporation's common stock by each Director, Honorary Director and nominee of the Corporation, by certain executive officers and by the executive officers and directors as a group as of December 31, 2002. Beneficial ownership includes any shares that the individual has the right to acquire within 60 days of February 28, 2002 through the exercise of an option.


Name and Address                          Amount and Nature of     Percent
of Beneficial Owner                       Beneficial Ownership     of Class
-------------------                       --------------------     --------

Directors and Nominees:

Thomas B. Almy                               72,963.000(1)           1.81
958 Regan Road
Somerset, MA 02726

James D. Carey                               26,531.730(2)            .66
311 Pearse Road
Swansea, MA 02777

Peter G. Collias                             25,039.896(3)            .62
254 French Street
Fall River, MA 02720

Donald T. Corrigan                           70,618.525(4)           1.75
95 Captain's Way
Somerset, MA 02726

Melvyn A. Holland                             6,925.283               .17
16 Hidden Bay Drive
So. Dartmouth, MA 02748

William Q. MacLean Jr.                       25,782.136(5)            .64
349 Dana Farm
Fairhaven, MA 02719

Francis A. Macomber                         125,136.106(6)           3.11
27 Cypress Road
Somerset, MA 02726

Majed Mouded MD                              68,529.000(7)           1.70
111 Pontiac Road
Somerset, MA 02726




Name and Address                          Amount and Nature of     Percent
of Beneficial Owner                       Beneficial Ownership     of Class
-------------------                       --------------------     --------


Shaun O'Hearn Sr.                            12,723.976(8)            .32
1567 Gardners Neck Road
Swansea, MA 02777

Lawrence J. Oliveira, DDS                    38,610.152(9)            .96
20 Holly Lane
Mattapoisett, MA 02739

Peter Paskowski                              33,557.000(10)           .83
113 Cusick Lane
Somerset, MA 02726

Kenneth R. Rezendes                         151,654.377(11)          3.76
Sammy's Lane
Assonet, MA 02702

Bernard T. Shuman (Honorary Director)         8,200.000               .20
293 Seaview Avenue
Swansea, MA 02777

William J. Sullivan                          46,637.464(12)          1.16
388 New Boston Road
Fall River, MA 02720

Charles Veloza                              134,110.000              3.33
100 Plymouth Blvd.
Westport, MA 02790

David F. Westgate                             8,180.693               .20
47 Water Street
Mattapoisett, MA 02739

NOTES:
<F1>  Includes 55,020.000 shares held jointly with Mr. Almy's wife.
<F2>  Includes 10,994.241 shares held jointly with Mr. Carey's wife;
      3,015.171 shares as custodian for other family members; and 1,385.008 shares as custodian for others.
<F3>  Includes 8,080.563 shares held jointly with Mr. Collias' wife.
<F4>  Includes 519 shares held with another family member, 3,729.513 shares held as custodian for other family members, and 15,097.012 shares held as cotrustee in trust for other family members, 2,000 shares held in IRA with A. G. Edwards as custodian, and 5,573 shares held through brokers.
<F5>  Includes 17,434.312 shares held in revocable trust.
<F6>  Includes 5,615.752 shares held by a pension trust of LeComte's Dairy;
      104,365.120 shares held in revocable trust; and 4,243.263 shares held as custodian for other family members.
<F7>  Includes 51,264 shares held jointly with Dr. Mouded's wife, and 5,512 shares held by wife jointly with child.




<F8>  Includes 345.489 shares held jointly with Mr. O'Hearn's wife;
      3,800.898 shares held by a pension plan of Bolger & O'Hearn; and 2,352 shares held through broker.
<F9>  Includes 19,107.027 shares held by a pension plan of Lawrence J.
      Oliveira DDS P.C; and 13,184.233 shares held through broker.
<F10> Includes 16,537 shares held jointly with Mr. Paskowski's wife.
<F11> Includes 77,016.285 shares held in IRA with Dean Witter Reynolds as custodian.
<F12> Includes 18,862.229 shares held jointly with Mr. Sullivan's wife and
      583.380 shares held jointly with children, and 220 shares held jointly with parent.

Executive Officers:


James D. Carey                    See Above        See Above

Kenneth R. Rezendes               See Above        See Above

Manuel J. Tavares                13,848.163           .34

All Executive Officers and     869,047.501 shs      21.56%
 Directors as a Group

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The directors and executive officers of the Corporation became subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 as a result of the required registration of the Corporation's common stock under that Act. Regulations under the Act require that each director and executive officer file initial reports of beneficial holdings of the Corporation's securities, periodic reports of any changes in beneficial holdings and annual reports except where all required transactions have previously been reported. All of the required reports have been filed with the SEC.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      A structured compensation system is in place at the Bank. Each position has been scored using a point factor analysis system. Jobs with similar point totals, indicating similar levels of responsibility and authority, have been grouped together. Salary ranges have been assigned to these job groupings. Officers' evaluations are based upon performance to established standards, the standards having been written into each evaluation category. This measurement to standards then dictates the level of merit increase proposed for each officer within guidelines set by the Compensation Committee.

      The adequacy of the salary ranges and each officer's current compensation level is tested annually through the use of competitive market data. The Bank currently uses a Banking Compensation Report, produced by an independent consulting company. In 2001, there were 137 participants in the entire survey. The Bank's current peer group are those institutions with assets of $250 Million to $399.9 Million. The Bank's data is included in this survey, along with twenty-nine other institutions.

      An array of each officer's position and comparative market data is prepared for the Compensation Committee's review. This information is analyzed by the Committee whereby each officer's performance and merit increase recommendations are presented.

      The Compensation Committee, excluding Mr. Carey, reviews the performance of the President/Chief Executive Officer of the Bank. This review is qualitative in nature and takes into consideration such factors as overall performance of the Bank, improvement in shareholder value, preservation and constant enhancement of the corporate image, including the Bank's leadership and involvement in the community, efficient use of financial and human resources, and the overall financial performance of the Bank. The President's salary is tested against the market data noted above.

      Bonuses are predicated on the achievement of the current year's budgeted earnings as established independently by the Budget Committee. The bonus is applied if the target earnings level is obtained and adjusted incrementally if the earnings fall below target. The target excludes extraordinary income and expense items and gains or losses recognized on the sale of securities.

      The Compensation Committee also awards stock options to officers as provided for by the Stock Option Plan under the Discretionary Grant Program. In making any determinations as to persons to whom options are granted and the number of stock options granted, the Committee takes into account the duties of the respective individual, their contribution to the success of the Company during the year, and such other factors as the Committee deems relevant.

      The Bank's Chief Executive Officer's compensation in 2001 reflected the overall performance of Mr. Carey, which is supported by the Company's increase in 2000 earnings level, expansion of the Bank's customer base, and the overall quality and growth of the Company's assets.

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each eligible officer and employee. As of December 31, 1997, the Company elected to curtail this plan and in turn establish a profit sharing type retirement plan effective January 1, 1998.

                             Compensation Committee:
                             Kenneth R. Rezendes, Chairman
                             Francis A. Macomber
                             James D. Carey
                             William J. Sullivan
                             Donald T. Corrigan
                             David F. Westgate

                EXECUTIVE COMPENSATION TABLES AND INFORMATION

      The following table sets forth the dollar value of all compensation paid during the last three fiscal years to the Company's and the Bank's highest paid executive officers including the Chief Executive Officer, whose compensation exceeded $100,000:

                         SUMMARY COMPENSATION TABLE


                                                                       Long Term
                                         Annual Compensation           Compensation
                                  ---------------------------------    ------------
                                                                          Awards
                                                       Other Annual     Securities        All Other
                                  Salary     Bonus     Compensation     Underlying     Compensation(6)
                          Year      $          $            $            Options              $
                          ----    ------     -----     ------------     ----------     ---------------

James D. Carey            2001    211,019    17,000        -0-           2,000            21,379(1)
President/CEO-Bank        2000    201,009       -0-        -0-           2,000            20,431(1)
Exec Vice President-      1999    190,742     9,975        -0-           2,100(4)         20,965(1)
Bancorp


Kenneth R. Rezendes       2001        -0-       -0-     19,550(5)        2,000               718(2)
President/CEO-Bancorp     2000        -0-       -0-     18,100(5)        2,000               692(2)
                          1999        -0-       -0-     18,050(5)        2,100(4)          1,473(2)

Manuel J. Tavares         2001    120,867    8,500         -0-           1,500             6,175(3)
Senior Vice President     2000    108,285      -0-         -0-           1,500             5,816(3)
Senior Lending Officer    1999    102,615    6,000         -0-           1,575(4)          6,828(3)

<F1>  Includes $20,144, $18,652, and $17,280 accrual in 2001, 2000, and
      1999 respectively in connection with the Supplemental Retirement Agreement (SERP) entered into with Mr. Carey in 1995, which provides for the payment to Mr. Carey upon his retirement of $3,000 per month for 120 months, and insurance premiums for directors life insurance and executive life insurance of $1,235 for 2001, $1,779 for 2000, and $2,828 for 1999; and in 1999, $857 tax-effected value of the Slade's Ferry Preferred Capital Corporation preferred stock award.
<F2>  Represents premium for directors life insurance of $718, $692, and
      $716 for 2001, 2000 and 1999, respectively; and in 1999, $757 tax-
      effected value of the Slade's Ferry Preferred Capital Corporation preferred stock award.
<F3>  Includes $5,687, $5,266, and $4,876 accrual in 2001, 2000 and 1999 respectively in connection with the Supplemental Retirement Agreement
      (SERP) entered into with Mr. Tavares in 1996, which provides for the payment to Mr. Tavares upon his retirement of $1,500 per month for 120 months and executive life insurance premiums of $488, $550 and $1,095 for 2001, 2000, and 1999 respectively; and in 1999, $857 tax-
      effected value of the Slade's Ferry Preferred Capital Corporation preferred stock award.
<F4>  Options granted in 1999 became subject to a 5% stock dividend declared in January 2000.
<F5>  Director's fees (see Fee Arrangements, Page 8)
<F6>  Additional compensation benefits will accrue under the Company's
      Profit Sharing Plan established in 1998 under the formula which allocates five (5) units for each $1,000 of compensation and one (1) unit for each full year of service with the Company. The Plan was adopted in 1998 and contributions to the plan consisted of $300,000 in 2001, $150,000 in 2000 and $111,750 in 1999. Contributions to the
      Plan are determined each year by the Board of Directors.

                        Stock Options Granted in 2001

      The following table illustrates certain information for the Executive Officers named regarding stock option grants made in 2001under the Company's 1996 Stock Option Plan (the "Plan").

                              Individual Grants


                       Number of        % of Total                                      Potential Realizable Value
                       Securities        Options                                        At Assumed Annual Rate of
                       Underlying        Granted        Exercise Price                   Stock Price Appreciation
                        Options      to Employees in       Per Share      Expiration        for Option Term(3)
Name                   Granted(4)          2001            ($/sh)(4)         Date              5%          10%
----                   ----------    ---------------    --------------    ----------           --          ---

James D. Carey          2,000(1)          14.81%             $9.50          4/09/06         $15,440      $23,000
Kenneth R. Rezendes     2,000(2)          06.67%             $9.50          4/09/06         $15,440      $23,000
Manuel J. Tavares       1,500(1)          11.11%             $9.50          4/09/06         $11,580      $17,250

<F1>  Options granted to Mr. Carey and Mr. Tavares are incentive stock options awarded under and subject to the terms and conditions of the Discretionary Grant Program of the Plan administered by the Stock Option Plan Committee of the Board of Directors. These options as granted are exercisable immediately at a price per share equal to the market price on the date of grant.
<F2>  Options granted to Mr. Rezendes are awarded under and are subject to the terms and conditions of the Automatic Grant Program of the Plan which provides that an option for 2,000 shares be granted each plan year to each eligible nonemployee director of the Corporation. These options are exercisable immediately at a price per share equal to the market price on the date of grant.
<F3>  The dollar amounts under these columns are the results of calculations at the 5% and 10% rate required by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price for options expiring on April 9, 2006. The Company's per share stock price would be $17.22 and $21.00 if increased 5% and 10% respectively, compounded annually over the remaining life of the stock options, based on the closing price per share of $14.00 at December 31, 2001.
<F4>  The number of shares underlying outstanding options granted under the
      Plan and the exercise price of those options are subject to adjustment to reflect any stock split, stock dividend, or other changes in capitalization affecting the outstanding common stock.

      The following table presents certain information for the named executive officers relating to the exercise of stock options and stock appreciation rights ("SARs") during 2001 and, in addition, information relating to the value of unexercised stock options. In 2001, underlying options previously granted and due to expire in April 2002 were exchanged for SARs and exercised. This action was approved by the Board of Directors.

           Aggregated Option/SAR Exercises in the Last Fiscal Year
                    And Fiscal Year-end Option/SAR Values


                                                        Number of Securities        Value of Unexercised In-The-
                                                       Underlying Unexercised             Money Options at
                       # Securities                      Options at 12/31/01                12/31/01(1)
                        Underlying      Value       ----------------------------    ----------------------------
                       Options/SARs    Realized     Exercisable    Unexercisable    Exercisable    Unexercisable
                        Exercised         ($)            #               #               $               $
                       ------------    -------      -----------    -------------    -----------    -------------

James D. Carey             2,205       $3,351.60       8,200            -0-          $19,394.00         -0-
Kenneth R. Rezendes          -0-             -0-       8,200            -0-          $19,394.00         -0-
Manuel J. Tavares          1,654       $2,514.08       6,150            -0-          $14,545.50         -0-




<F1>  The value of unexercised In-The-Money Options is expressed as the
      market value of the common stock at December         31, 2001 at
      $14.00 per share over the exercise price of each option.

                             RETIREMENT BENEFITS

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each established officer and employee. An employee must have been age 21 and have served with the Company one (1) full year of service to have been eligible. The annual benefits formula for normal retirement age of 65 provided for 1.5% of total salary plus .5% of compensation in excess of integration level per year of service.

      The following table illustrates the estimated retirement benefit payable to eligible officers and employees upon retirement at age 65 in various salary groups with various years of services.

                             PENSION PLAN TABLE
                              Years of Service


Remuneration     15 Yrs      20 Yrs      25 Yrs      30 Yrs       35 Yrs
------------     ------      ------      ------      ------       ------

  $100,000       $29,325     $39,100     $48,875     $58,650     $ 68,425
  $125,000       $36,825     $49,100     $61,375     $73,650     $ 85,925
  $150,000       $44,325     $59,100     $73,875     $88,650     $103,425
  $175,000       $47,325     $63,100     $78,875     $94,650     $110,425
  $200,000       $47,325     $63,100     $78,875     $94,650     $110,425
  $225,000       $47,325     $63,100     $78,875     $94,650     $110,425
  $250,000       $47,325     $63,100     $78,875     $94,650     $110,425

      The benefits shown in the Pension Plan Table are based on a formula of 1.5% of compensation per year plus .5% of compensation in excess of $9,000 per year. The maximum years of service considered for benefit purposes is 35. Annual compensation for benefits is capped at $160,000, per Internal Revenue Code Section 401(a)(17). Benefits shown are payable as a life annuity at age 65 and will not be subject to reductions because of social security benefits. The life annuity is the Normal Form as defined by the Plan document. Employees who had worked over 1000 hours in the twelve month period beginning on their date of hire and had attained age twenty-one were eligible to participate in the Plan as of the next January 1 or July 1, the Plan entry dates. The Plan covered all employees who met the eligibility provisions, except employees covered by a collective bargaining agreement and non-resident aliens. In addition, benefit accruals and Plan participation were frozen by amendment effective December 31, 1997. The years of credited service as of January 1, 1998 for the executive officers named on the Summary Compensation Table who are eligible for retirement benefits are as follows: James D. Carey - 10 Years; and Manuel J. Tavares - 11 years.

      As of December 31, 1997, the Company elected to curtail the Employees Defined Benefit Pension Plan. This decision was based on the costs associated with the Defined Benefit Plan, and the complexities of the marketability of the Plan to its employees. The Company in turn has established a profit sharing type retirement plan effective January 1, 1998, which provides the employee with full investment directions of the funds allocated to his or her account. The contribution by the Company to the new Profit Sharing Plan is an amount to be fixed each year by the Board of Directors. The amount allocated to each employee is based on a formula that provides five (5) units for each $1,000 of compensation, and one (1) unit for each full year of service with the Company. The grand total of units of all eligible employees then becomes the denominator for the allocation of the contribution to each employee's account. At December 31, 2001, the Defined Benefit Plan was underfunded. Although it is dependent upon market conditions, it is currently estimated that the Plan's assets will earn sufficient income in the next five to seven years to become fully funded. Upon reaching a fully funded status, each participant's lump sum value of the December 31, 1997 accrued benefit will be distributed from the Defined Benefit Plan. The participant will be given the option of rolling over their Defined Benefit Plan benefit into the new Profit Sharing Plan.

      The Company also provides a 401K Plan which is available to eligible employees who attain age 21 and complete three months of service. The Company contributes a discretionary amount as determined by the Board of Directors to the 401K Plan.

         EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-
                           IN CONTROL ARRANGEMENTS

      In 1995, the Company entered into a Supplemental Executive Retirement Agreement (SERP) with Mr. Carey which provides for a payment to Mr. Carey upon his retirement of $2,500 per month for 120 months and further provides for payment of lifetime medical insurance coverage for Mr. Carey and his wife. The agreement is contingent upon Mr. Carey remaining employed by the Corporation or the Bank until his retirement, but the agreement does not constitute an employment agreement or confer any right to employment on Mr. Carey. Effective January 1, 1999, the agreement was amended to provide Mr. Carey with $3,000 per month for 120 months upon his retirement. As a condition of the agreement, Mr. Carey is required not to compete with the Corporation or the Bank, either while employed or while receiving benefits under the Agreement. The Corporation's obligation under the Agreement is unfunded. However, in the event of a change of control of the Corporation, Mr. Carey has the right to require that the Corporation's obligation be irrevocably funded.

      In 1996, the Bank entered into a substantially identical Supplemental Executive Retirement Agreement (SERP) with Mr. Tavares, which provides a payment to Mr. Tavares of $1,500 per month for 120 months upon his retirement.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Company's Board of Directors includes among others: Kenneth R. Rezendes, James D. Carey and Donald T. Corrigan. Mr. Rezendes is currently the President and Chief Executive Officer of the Company. Mr. Carey is currently the Executive Vice President of the Company and the President and Chief Executive Officer of the Bank. Mr. Corrigan is currently the Chairman of the Board of the Company and the Bank and is the former President and Chief Executive Officer of the Company and the Bank.

                        STOCK PERFORMANCE COMPARISON

      The following graph compares the performance of the Company for the periods indicated with the performance of the NASDAQ Stock Market and the performance of a group of banks in the $250 Million to $500 Million index assuming reinvestment of dividends.


                            Slade's Ferry Bancorp


                                                          Period Ending
                              --------------------------------------------------------------------
Index                         12/31/96    12/31/97    12/31/98    12/31/99    12/31/00    12/31/01
-----                         --------    --------    --------    --------    --------    --------

Slade's Ferry Bancorp          100.00      191.04      177.67      141.96      129.90      220.32
NASDAQ - Total US*             100.00      122.48      172.68      320.89      193.01      153.15
SNL $250M-$500M Bank Index     100.00      172.95      154.89      144.1       138.74      197.12

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

SNL Securities LC
(c) 2002                                                       (804) 977-1600

                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation have selected Shatswell, MacLeod and Company, P.C. to continue as their independent certified public accountants for 2002. This selection will be presented to shareholders for ratification at the Annual Meeting. Shatswell, MacLeod and Company, P.C. is expected to have a representative available at the Annual Stockholders Meeting, who will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have transactions with the Bank in the ordinary course of business. Such transactions with the directors, executive officers, members of their families and with such corporations, trusts, and partnerships were on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability, or present other features unfavorable to the Bank.

      During the fiscal year ended December 31, 2001 and in prior years, the Corporation and/or the Bank retained the legal services of Peter G. Collias, Esq. a director and Clerk/Secretary of the Bank and Bancorp; and the legal services of Thomas H. Tucker, Esq., who is the son-in-law of Donald T. Corrigan, a director and Chairman of the Board. The Bank also utilized in 2001 the services of Director Thomas B. Almy of I. T. Almy Associates for architectural and related services. Various goods and materials were also purchased from Charlie's Oil Company, of which Director Charles Veloza is Past President; and from LeComte's Dairy, of which Director Francis A. Macomber is President.

                             ADDITIONAL MATTERS

      The Annual Report of the Corporation for the fiscal year ended December 31, 2001, including financial statements, is enclosed herewith.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the annual meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgements.

HOUSEHOLDING OF MATERIALS

      Pursuant to a notice sent by the Company to its eligible shareholders, the Company sent only one copy of this Proxy Statement and Annual Report to those households in which multiple shareholders shared the same address, unless the Company received instructions from a shareholder requesting that they receive separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Company and would like to receive a separate copy of this Proxy Statement or Annual Report, or of future proxy statements, information statements, and annual reports, please contact Shareholder Services at (800)643-7537 (MA and RI only) or (508)675-2121, or by writing to Slade's Ferry Bancorp, Shareholder Services, 100 Slade's Ferry Avenue, Somerset, MA 02726.


                                       By Order of the Board of Directors,



                                       Peter G. Collias
                                       Clerk/Secretary


Dated:  March 7, 2002

                                                                 APPENDIX A

                                   CHARTER

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         SLADE'S FERRY TRUST COMPANY
                          (Approved March 12, 2001)

Purpose:
--------

      Slade's Ferry Bank, being aware of its responsibility to depositors and stockholders, shall provide an Internal Audit Department whose function is to evaluate independently the adequacy and effectiveness of the bank's system of internal controls in order to protect the assets of the corporation, as well as to insure the quality and safety of ongoing operations.

      In addition to the Internal Audit Department, Slade's Ferry Bank shall, upon approval of the Board of Directors, acquire the services of an independent certified public accountant, acceptable to the Commissioner of Banks, Commonwealth of Massachusetts, to perform annually the necessary examination of the assets and records of the corporation, and to render an opinion accordingly as to the fairness of its financial statement.

Audit Committee - Structure:
----------------------------

      The Audit Committee shall be comprised of four independent directors, each of whom is able to read and understand fundamental financial statements. In addition, one member should have professional certification in accounting or other comparable experience.

Audit Committee Meetings:
-------------------------

      The Internal Auditor shall meet with the Audit Committee no less than quarterly to report audit findings during each period and shall meet at special meetings, if circumstances so require.

Scope:
------

      The Internal Auditor shall establish necessary methods and measures designed to:

      1. Provide reasonable assurance that assets are safeguarded, information is timely and reliable, and errors and irregularities are discovered and corrected promptly.

      2. Test and review the internal control system and make suggestions on matters for improvement.

      3. Review for compliance with laws, regulations, managerial policies, procedures and sound fiduciary principles.

      4.    Provide for verification of account balances annually.

      5.    Promote operational efficiency

      The Internal Auditor establishing an Audit Program on an annual basis shall determine the necessary methods and measures of auditing. A complete set of work papers should be maintained covering each unit audited.

Audit Program:
--------------

      The Audit Program shall indicate the types of audits and their frequency to be performed. It shall include, but not be limited to, a review of cash, cash items, securities, loans, collateral, deposit accounts, and EDP operations. A detailed audit schedule shall be kept under the control of the auditor.

      Flexibility is necessary to conform to normal working conditions, governed by peak operational periods and/or vacation periods. However, the Internal Auditor's responsibility is to carry out the Audit Program and report its findings directly to the Audit Committee of the Board of Directors

Duties:
-------

      The Internal Auditor shall perform the necessary duties to meet the requirements that have been established by the Audit Program. An Audit Report shall be submitted to the Audit Committee on a quarterly basis.

      The Audit Report shall contain the tests and audits that were performed, as well as the auditor's findings and recommendations. Actions taken to correct deficiencies should also be noted.

Exceptions:
-----------

      If the auditor, while performing tests to carry out the Audit Program, discovers a discrepancy, procedural violation or unusual occurrence, the auditor will then prepare an Exception Report to be issued to the department supervisor and manager. Executive Management should also receive a copy of this report.

      The Exception Report must indicate the violation and/or finding along with a request for corrective action. Exceptions should require a written reply within thirty days.

      If the supervisor fails to correct any irregularity discovered within the designated time frame, the auditor will then submit an Interim Report to Executive Management. If the exception is a major item, then the auditor will immediately notify Executive Management and submit the findings to the Chairman of the Audit Committee.

Standards:
----------

      The examination of records, documents and items is to be made in accordance with generally accepted auditing standards, and will include such tests that the auditor deems necessary.

      In the performance of the auditor's duties, the auditor must always maintain professional and personal standards to carry out his/her duties with a high regard to the safety of the bank, and responsibility to its depositors, stockholders, and regulating agencies.

Audit Committee

Peter G.Collias, Chairman
Melvyn A. Holland
Peter Paskowski
Charles Veloza
Cecelia Machado, Internal Bank Auditor

                            SLADE'S FERRY BANCORP

                           SOMERSET, MASSACHUSETTS

                      Proxy Solicited on Behalf of the
                             Board of Directors
                         Annual Stockholders Meeting
                                April 8, 2002

---------------------------------------------------------------------------

The undersigned hereby appoint Peter G. Collias, Francis A. Macomber, and David F. Westgate, or any one of them as my/our true and lawful attorney, with full power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp held of record by the undersigned on February 22, 2002, at the Annual Meeting of the stockholders of said Company to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts on Monday, April 8, 2002 at 7:30 p.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

For   Against
---   -------

[ ]     [ ]     (1)   To elect Donald T. Corrigan, Lawrence J. Oliveira
                      DDS, Peter Paskowski, Kenneth R. Rezendes Sr., and
                      Charles Veloza as Class One Directors for a term of three years. (Authority to vote for the election of a specifically named individual may be withheld by crossing out the name of such individual.)

[ ]     [ ]     (2)   To elect Peter G. Collias as Clerk/Secretary for a
                      term of one year.

(3) In their discretion, the proxies are authorized to consider and act upon such other business matters or proposals as may properly come before the meeting.


---------------------------------------------------------------------------
The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1 and 2 if no contrary instruction is indicated.
---------------------------------------------------------------------------


                                       ------------------------------------
                                       Signature                       Date

                                       ------------------------------------
                                       Signature                       Date


Please date, sign and return this      In signing, please write name(s)
proxy in the enclosed envelope         exactly as appearing in the imprint
promptly.                              on this proxy.  If signing as
                                       Executor, or in any other
                                       representative capacity, or as an
                                       officer of a corporation, please
                                       indicate your full title as such.


[ ]  I (we) will attend the meeting.

             MAILING INSTRUCTIONS - Fold the form along lines as
               indicated and insert in the envelope provided.